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                                                                     EXHIBIT 10

                               ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-52707 for Hartford Life and Annuity Insurance Company Separate Account Three on Form N-4.

                                            /s/ Arthur Andersen

Hartford, Connecticut
April 12, 1999